                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 20, 2006

                          MONTGOMERY REALTY GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                       000-30724              88-0377199
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

            400 Oyster Point Blvd., Suite 415
             South San Francisco, California                94080
         (Address of principal executive offices)         (Zip Code)

                                 (650) 266-8080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

          ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On June 20, 2006, Montgomery Realty Group, Inc. closed the sale of its
Eccles project property to Gull Avenue, LLC for a total sales price of
$10,500,000. Gull Avenue, LLC is a Delaware limited liability company and a nonrelated third party. Montgomery paid brokerage commissions of $500,000 to
CBRE and $315,000 to Diversified Investment & Management Corporation, which is wholly-owned by Montgomery's president and 97% stockholder, Dinesh Maniar.

         The Eccles project property was held on Montgomery's books at approximately $539,000 and Montgomery's gain on the sale (prior to closing costs and tax provision) is approximately $9,046,000.

         Montgomery has again retained the services of Mark D. Zimmerman to act as Montgomery's qualified exchange accommodator (the "Exchange Accommodator"), and the net cash proceeds from the sale, in the aggregate amount of approximately $6,088,000, were paid to the Exchange Accommodator.

         By employing an Exchange Accommodator, Montgomery intends to structure the sale as a tax-free exchange for federal income tax purposes. In doing so,
Montgomery must identify up to three qualified replacement properties within 45 days of the closing and acquire at least one of the identified properties within
180 days of the closing. No replacement property has been identified as of this filing.

         Montgomery may take up to $1,400,000 of the cash proceeds for working capital, which amount would be taxable, although Montgomery's management believes that it has a net operating loss carryforward that would offset most, if not all, of said taxable income. Montgomery is seeking one or more replacement properties that, in the aggregate, will replace the approximately
$3,750,000 of debt that was paid off at the time of sale and that will use the remaining cash (after withdrawal of the working capital) of approximately
$4,688,000, so that the sale and subsequent acquisitions will qualify for tax-free exchange treatment under the Internal Revenue Code.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MONTGOMERY REALTY GROUP, INC.

Date:  June 26, 2006                           By  /s/ James T. Graeb
                                                   ----------------------------
                                                  James T. Graeb
                                                  General Counsel

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